UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

SONTERRA RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-29463	51-0392750
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Sonterra Blvd. Suite 1220 San Antonio, Texas 78258
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (210) 545-5994

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On May 9, 2008, we replaced De Meo, Young, McGrath (the “Former Accountant”) as our independent accountants. The reason for the dismissal of the Former Accountant is that, following the consummation of the Securities Exchange, our primary business became the business previously conducted by Old Sonterra. The independent registered public accountants of Old Sonterra was the firm of Akin, Doherty, Klein & Feuge, P.C. (the “New Accountant”). We believe that it is in our best interest to have the New Accountant continue to work with our business, and we therefore retained the New Accountant as our new principal independent registered accounting firm. The decision to change accountants was approved by our board of directors on May 9, 2008.

The report of our Former Accountant on our financial statements for the period from January 1, 2006 through December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than with respect to our ability to continue as a going concern.

From January 1, 2006 through December 31, 2007, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the matter in connection with its reports.

From January 1, 2006 through December 31, 2007, we did not consult the New Accountant regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the financial statements of Sonterra Resources, Inc. (f/k/a River Capital Group, Inc.); or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K.

We have made the contents of this Current Report on Form 8-K available to the Former Accountant and requested that the Former Accountant furnish us a letter addressed to the SEC as to whether it agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of the Former Accountant’s letter to the SEC is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Ex.	Description

16.1	Letter from De Meo, Young, McGrath

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SONTERRA RESOURCES, INC.

Date: May 12, 2008	By:	/s/ Michael J. Pawelek
Michael J. Pawelek
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from DeMeo, Young, McGrath